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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   December 3, 1997
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                       Key Consumer Acceptance Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          333-38211                                52-1995940
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 (Commission File Number)            (I.R.S. Employer Identification No.)



Key Tower, 127 Public Square, Cleveland, Ohio                    44114-1306
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   (Address of Principal Executive Offices)                     (Zip Code)


                                 (216) 689-3335
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT
  NO.               DOCUMENT DESCRIPTION
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1.1                 Underwriting Agreement among Key Consumer Acceptance
                    Corporation, Key Bank USA, National Association, AutoFinance
                    Group, Inc., and Credit Suisse First Boston Corporation, as representative of the underwriters, dated as of December 4, 1997.

4.1 Indenture between Key Auto Finance Trust 1997-2, and Bankers Trust Company, as indenture trustee, dated as of December 16, 1997.

4.2 Trust Agreement between Key Consumer Acceptance Corporation, as depositor, and Chase Manhattan Bank Delaware, as owner trustee, dated as of November 24, 1997.

4.3 Amended and Restated Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of December 16, 1997.

99.1                Sale and Servicing Agreement among Key Auto Finance
                    Trust 1997-2, Key Consumer Acceptance Corporation, as seller, Key Bank, USA, National Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of December 16, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KEY CONSUMER ACCEPTANCE CORPORATION
                                                        (Registrant)




Dated: January 5, 1998            By: /s/ Craig T. Platt
                                          -------------------
                                  Name:  Craig T. Platt
                                  Title: President and Chief Executive Officer

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                                INDEX TO EXHIBITS



EXHIBIT
  No.             Document Description
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1.1               Underwriting Agreement among Key Consumer Acceptance
                  Corporation, Key Bank USA, National Association, AutoFinance
                  Group, Inc., and Credit Suisse First Boston Corporation, as representative of the underwriters, dated as of December 4, 1997.

4.1 Indenture between Key Auto Finance Trust 1997-2, and Bankers Trust Company, as indenture trustee, dated as of December 16, 1997.

4.2 Trust Agreement between Key Consumer Acceptance Corporation, as depositor, and Chase Manhattan Bank Delaware, as owner trustee, dated as of November 24, 1997.

4.3 Amended and Restated Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of December 16, 1997.

99.1 Sale and Servicing Agreement among Key Auto Finance Trust 1997-2, Key Consumer Acceptance Corporation, as seller, Key Bank, USA, National Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of December 16, 1997.


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